UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.

Win Global Markets, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

WIN GLOBAL MARKETS, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On January [__], 2012

You are hereby notified that a special meeting of stockholders of Win Global Markets, Inc., or the Company, will be held on the [__] day of January 2012 at [5:00] p.m., local time, at our offices, 55 Igal Alon Street, Tel-Aviv, Israel, 67891, for the following purposes:

1. To approve an amendment to the amended Articles of Incorporation of the Company to increase the number of authorized shares of Common Stock from 75,000,000 shares, par value $0.001 per share, to 150,000,000 shares, par value $0.001 per share; and

2. To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

All stockholders are cordially invited to attend the special meeting. If your shares are registered in your name, please bring the admission ticket attached to your proxy card. If your shares are registered in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or a letter from that broker, trust, bank or other nominee or your most recent brokerage account statement, that confirms that you are the beneficial owner of those shares. If you do not have either an admission ticket or proof that you own shares of the Company, you will not be admitted to the meeting.

The Board of Directors has fixed the close of business on December 9, 2011, as the record date for the meeting. Only stockholders on the record date are entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof.

Your vote is important regardless of the number of shares you own. The Company requests that you complete, sign, date and return the enclosed proxy card without delay in the enclosed postage-paid return envelope, even if you now plan to attend the special meeting. You may revoke your proxy at any time prior to its exercise by delivering written notice or another duly executed proxy bearing a later date to the Chief Executive Officer of the Company, or by attending the special meeting and voting in person.

INTERNET AVAILABILITY OF PROXY MATERIALS

This notice of meeting, the proxy statement and proxy card are available at [____________].

By order of the Board of Directors,

Shimon Citron, Chief Executive Officer

December [__] , 2011

IMPORTANT: In order to secure a quorum and to avoid the expense of additional proxy solicitation, please sign, date and return your proxy promptly in the enclosed envelope even if you plan to attend the meeting personally. Your cooperation is greatly appreciated.

WIN GLOBAL MARKETS, INC.
55 Igal Alon Street
Tel-Aviv, Israel, 67891

PROXY STATEMENT

INTRODUCTION

This proxy statement and the accompanying proxy are being mailed by Win Global Markets, Inc., or the Company, we, us or our, to the holders of record of the Company’s outstanding shares of Common Stock, $0.001 par value per share, or Common Stock, commencing on or about December [__] , 2011. The accompanying proxy is being solicited by the Board of Directors of the Company, or the Board, for use at a special meeting of stockholders of the Company, or the Meeting, to be held on the [__] day of January 2012 at [5:00] p.m. local time, at our offices, 55 Igal Alon Street, Tel-Aviv, Israel, 67891 and at any adjournment or postponement thereof. The cost of solicitation of proxies will be borne directly by the Company. Directors, officers and employees of the Company may assist in the solicitation of proxies by mail, telephone, telefax, in person or otherwise, without additional compensation. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting materials to the owners of stock held in their names and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy materials.

On or about December 27, 2011, this proxy statement, together with the related proxy card, is being mailed, at our expense, to our stockholders of record as of the Record Date (as defined below). We are mailing, at our expense, this proxy statement and the related proxy card to all of our stockholders of record as of the Record Date.

The Board has fixed December 9, 2011 as the record date for the Meeting. Only stockholders of record on December 9, 2011, or the Record Date, are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. On December 9, 2011, there were issued and outstanding 62,241,531 shares of Common Stock.  Each share of Common Stock is entitled to one vote per share.  The Company’s Bylaws provide that a quorum shall consist of the presence at the Meeting in person or by proxy of the holders of a majority of the votes entitled to be cast on a matter at the Meeting, which number of votes is that number equal to the majority of the issued and outstanding shares of Common Stock of the Company on the Record Date.  A majority means more than 50% of the issued and outstanding shares of Common Stock of the Company on the Record Date.  The affirmative vote of the holders of a majority of our outstanding Common Stock is required for the amendment of our amended Articles of Incorporation, or our Amended Articles, to increase the number of authorized shares of Common Stock from 75,000,000 shares to 150,000,000 shares.  The approval of any other business which may properly be brought before the Meeting, or any adjournment or postponement thereof, will require a number of votes cast in favor of any such action that exceeds the number of votes cast against any such action.

All shares of Common Stock represented in person or by valid proxies received by the Company prior to the date of, or at, the Meeting will be counted for purposes of determining the presence of a quorum for taking action on the proposal set forth below and be voted as specified in the proxies or voting instructions.  Votes that are left blank will be voted FOR the amendment of our Amended Articles; abstentions are not considered “votes cast” and thus have no effect on the amendment to our Amended Articles.  With regard to other matters that may properly come before the Meeting, votes will be cast at the discretion of the proxies.

Abstentions may be specified on any proposal and will be counted as present for purposes of determining a quorum, but will not be counted as a vote “FOR” the amendment to our Amended Articles.  Abstentions will have no effect on the vote for any other proposal to come before the Meeting.  Submitted proxies which are left blank will also be counted as present for purposes of determining a quorum, but are not counted for purposes of determining whether a proposal has been approved in matters where the proxy does not confer the authority to vote on such proposal.  Accordingly, abstentions and blank proxies will have the same effect as a vote against the amendment to our Amended Articles since such proposal must be approved by the holders of a majority of our outstanding Common Stock.  Broker non-votes are shares held by a broker or nominee which are represented at the Meeting, but with respect to which the broker or nominee is not empowered to vote on a particular proposal.  Brokers have discretion to vote on the amendment to our Amended Articles to increase the number of authorized shares of Common Stock.  Therefore, broker non-votes will have no effect on the outcome of the vote to amend our Amended Articles as there will be no broker non-votes at the Meeting with respect to such proposal.

Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by our Chief Executive Officer, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

IMPORTANT: If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. Please contact the person responsible for your account and give instructions for a proxy to be completed for your shares.

Our website address is included in this proxy statement as a textual reference only and the information in our website is not incorporated by reference into this proxy statement.

PROPOSAL NO. 1 – AMENDMENT TO THE COMPANY’S AMENDED ARTICLES OF
INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Proposed Amendment

The Company’s Amended Articles currently authorize the Company to issue 75,000,000 shares of Common Stock, par value $0.001 per share.

        The Board has unanimously approved, and unanimously recommends that the stockholders of the Company approve, a proposal to amend Article 3 of our Amended Articles to increase the number of authorized shares of Common Stock from 75,000,000 shares to 150,000,000 shares. The full text of Article 3 of our Amended Articles as proposed to be amended by this proposal is as follows:

“Number of shares with par value: 150,000,000  Par value per share: $0.001  Number of shares without par value: 0 .”

Reasons for the Proposed Amendment

The Board believes that the proposed increase in the number of authorized shares of Common Stock is in the best interests of the Company and that it will provide the Company with available shares which may be used for various corporate purposes, including equity financings, acquisitions, stock dividends, stock splits, equity awards, including the possible exercise of existing options and warrants as discussed below under “Effect on our Shareholders of the Proposed Amendment”, and convertible debt, in each case, except with respect to the possible exercise of existing options and warrants, as the Board determines in its discretion. The Board further believes that the increase in the number of authorized shares of Common Stock will enable the Company to promptly take advantage of market conditions and the availability of favorable opportunities without the delay and expense associated with holding a further special or annual meeting of shareholders. Although the Company believes that we will need to raise additional funds by way of equity sales in the near future, except for the possible exercise of existing warrants and options as discussed below under “Effect on our Shareholders of the Proposed Amendment”, the Company currently has no specific plans, arrangements or understandings, either written or oral, to issue any of the additional authorized shares.

Effect on our Shareholders of the Proposed Amendment

        The increase in the authorized number of shares of Common Stock would allow for the possibility of substantial dilution of our current stockholders.  No dilution will occur as a direct result of the increase in the number of our authorized shares, except in the event that part of, or all of, the Restricted Securities (as defined below under “Interests of Our Management in the Proposal”) are exercised or converted.  As previously reported in our Current Reports on Form 8-K dated December 4, 2011 and December 22, 2011, on December 4, 2011, in order to raise additional funds for working capital purposes, we entered into a securities purchase agreement with HV Markets Limited, or the Investor, pursuant to which we agreed to sell 12,500,000 shares of our Common Stock at a price of $0.10 per share, for an aggregate purchase price of $1,250,000, with $995,000 of such proceeds having been received by us as of December 22, 2011, and the remainder to be received on or about January 23, 2012. In connection therewith, we also agreed to issue to the Investor a five-year warrant to purchase up to an additional 6,250,000 shares of our Common Stock with an exercise price of $0.10 per share, or the Warrant, such Warrant being exercisable six months from issuance.  No separate consideration will be paid for the Warrant.  Once the 12,500,000 shares are issued, most of our existing holders of warrants and options will not be able to exercise such securities since we will not have sufficient authorized capital if the shares are issued to the Investor but the amendment has not been approved.  If, however, the amendment to our Amended Articles is approved, such warrant and option holders will be able to exercise their securities and any exercises would cause further dilution.  The degree of any dilution that would occur following the issuance of any additional shares of Common Stock would depend upon the number of shares of stock that are actually issued in the future, whether through stock or warrant exercises, equity issuances or otherwise, which cannot be determined at this time. Issuance of a large number of additional shares could significantly dilute our existing stockholders.

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Effect on the possibility of Change in Control with respect to the Company

The existence of a substantial number of authorized and unissued shares of Common Stock could impede an attempt to acquire control of the Company because our Board would have the ability to issue additional shares of Common Stock in response to any such attempt. We are not aware at this time of any attempt to acquire control of the Company, and no decision has been made as to whether any or all newly authorized but unissued shares of stock would be issued in response to any attempt of that kind.

Interests of our Management in the Proposal

In order to enable the Company to have a sufficient number of authorized but not issued or reserved shares of Common Stock required to consummate the sale of Common Stock we plan to complete in the next several weeks, certain of our executive officers and directors have agreed, per the Company’s request and for no consideration, not to exercise, convert, sell or transfer securities they own that are convertible into the Company’s shares of Common Stock, or the Restricted Securities, until notified by the Company that its authorized share capital has been increased. Upon approval of the proposed resolution to increase the Company’s share capital, the restriction such executive officers and directors voluntarily undertook will be eliminated. Other than such restrictions, none of our directors or executive officers has any financial or other personal interest in the amendment to our Amended Articles pursuant to this proposal.

Required Vote

The affirmative vote of the holders of a majority of our outstanding Common Stock is required for the amendment of our Amended Articles.

The Board recommends a vote FOR the proposal to amend the Company’s Amended Articles.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, to the best of our knowledge (a) as of December 9, 2011, and (b) as expected following the closing of the sale of 12,500,000 shares of our Common Stock described above, with respect to holdings of our Common Stock by (1) each person known by us to be the beneficial owner of more than 5% of the total number of shares of our Common Stock outstanding as of such date; (2) each of our directors; (3) each of our executive officers; and (4) all of our directors and our current executive officers as a group. Beneficial ownership consists of a direct interest in the shares of Common Stock, except as otherwise indicated.

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NAME AND ADDRESS OF BENEFICIAL OWNER (1) AMOUNT AND NATURE OF
BENEFICIAL OWNERSHIP (2) PERCENT OF CLASS (3)

5% BENEFICIAL OWNERS:	SHARES/% OF CLASS AT 12/9/11	SHARES/% OF CLASS FOLLOWING 12,500,000 SHARE ISSUANCE

HV Markets Limited P.O. Box 3175 Road Town, Tortola British Virgin Islands	0/0.0%	12,500,000/16.7%

RICX Investments Ltd. (4) Anemomylos Office Building 8 Michael Karaolis Street 1095 Nicosia Cyprus	12,500,000/20.1%	12,500,000/16.7%

Shimon Citron (5)	9,672,806/14.0%	9,672,806/11.9%

Pini Gershon (6)	5,226,950/8.3%	5,226,950/6.9%

Orinda Capital (7) 11 El Sueno, Orinda, CA 94563	4,965,518/7.7%	4,965,518/6.4%

OTHER DIRECTORS:

Steve Baker (8)	400,000/*	400,000/*

Adiv Baruch (9)	1,547,815/2.4%	1,547,815/2.0%

Niv Zilberstein (8)	400,000/*	400,000/*

All directors and current executive officers as a group (5 persons) (5)(8)(9)	12,020,621/16.9%	12,020,621/14.4%

* = Less than 1%

(1) Unless otherwise provided, all addresses are c/o Win Global Markets, Inc. at the address set forth on the cover page of this proxy statement.
(2) Except as otherwise indicated, all shares are beneficially owned and sole investment and voting power is held by the persons named.
(3) Applicable percentages of ownership are based on 62,241,531 shares of Common Stock outstanding on December 9, 2011, and 74,741,531 shares of our Common Stock expected to be outstanding following the sale of 12,500,000 shares of our Common Stock expected to be issued to HV Markets Limited in the next several weeks, plus any Common Stock equivalents and options or warrants held by such holder which are currently or will become exercisable within 60 days after each such date.
(4) This information is as of September 12, 2011 and is based solely on a Schedule 13D filed by RICX Investments Ltd. (f/k/a RPG FS Acquisition Limited) with the Securities and Exchange Commission, or SEC, on September 12, 2011. In accordance with the disclosures set forth in such Schedule 13D, RICX Investments Ltd. reports sole voting and dispositive power over all such shares of Common Stock.
(5) Includes options to acquire 1,000,000 shares of Common Stock at an exercise price of $0.06 per share and warrants to acquire 3,781,512 shares of Common Stock at an exercise price of $0.0595 per share.  Also includes options to acquire, as the sole shareholder of Citron Investments Ltd., 1,863,000 shares of Common Stock at an exercise price of $1.15 per share.
(6) Includes warrants to acquire 625,000 shares of Common Stock at an exercise price of $0.08 per share.  This information is as of May 23, 2011 and is based solely on a Schedule 13G/A and Form 4 filed by Pini Gershon with the SEC on November 29, 2010 and May 23, 2011, respectively. In accordance with the disclosures set forth in such Schedule 13G/A, Pini Gershon reports sole voting and dispositive power over all 5,101,950 shares held as of November 29, 2010, including the warrants to acquire 625,000 shares of Common Stock.
(7) Includes warrants to acquire 2,482,759 shares of Common Stock at an exercise price of $1.125 per share. With respect to Orinda Capital, Mr. Ori Sasson controls investment and voting power.
(8) Includes options to acquire 400,000 shares of Common Stock at an exercise price of $0.06 per share.
(9) Includes options to acquire 200,000, 192,261, 600,000 and 555,554 shares of Common Stock at exercise prices of $0.725, $1.00, $0.06 and $0.11 per share, respectively.

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HOUSEHOLDING OF SPECIAL MEETING MATERIALS
AND
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON JANUARY [__], 2012

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of our proxy statement and proxy card may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of these documents to you if you call or write us at the address shown on the first page of this proxy statement. If you want to receive separate copies of any proxy statement or proxy card in the future, or for the Meeting, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the address shown on the first page of this proxy statement or by toll free call or e-mail at [_________________] or [_________________].  This proxy statement, the proxy card and directions to the Meeting are available at [____________].

OTHER MATTERS

As of the date of this proxy statement, our management knows of no matter not specifically described above as to any action which is expected to be taken at the Meeting. The persons named in the enclosed proxy, or their substitutes, will vote the proxies, insofar as the same are not limited to the contrary, in their best judgment, with regard to such other matters and the transaction of such other business as may properly be brought at the Meeting.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE
IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE
APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors

/s/ Shimon Citron
Shimon Citron Chief Executive Officer

Tel-Aviv, Israel
December [__], 2011

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WIN GLOBAL MARKETS, INC.

SPECIAL MEETING OF THE STOCKHOLDERS

JANUARY [__], 2012

PROXY CARD

THE FOLLOWING PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WIN GLOBAL MARKETS, INC.

The undersigned stockholder of Win Global Markets, Inc. (the “Company”) hereby appoints Haim Tabak and Shimon Citron, or any of them, as proxy and attorney of the undersigned, for and in the name(s) of the undersigned, to attend a special meeting of stockholders of the Company (the “Stockholders Meeting”) to be held at the Company’s offices at 55 Igal Alon Street, Tel-Aviv, Israel, 67891 on [DAY], January [__], 2012, at [5:00] p.m. local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the Stockholders Meeting with all powers possessed by the undersigned if personally present at the Stockholders Meeting, including, without limitation, to vote and act in accordance with the instructions set forth below. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the amendment in Proposal 1.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JANUARY [__], 2012

Copies of any proxy statement or proxy card for any future meetings of the Company’s shareholders, or for the Stockholders Meeting, may be requested by contacting the Company at the address shown in the first paragraph of this proxy card or by toll free call or e-mail at [_____________] or [_____________].  This proxy card, the proxy statement and directions to the Meeting are available at [____________].

PLEASE VOTE, DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS
SOON AS POSSIBLE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT IN PROPOSAL 1.

1.
Proposal 1 – To approve an amendment to the amended Articles of Incorporation of the Company to increase the number of authorized shares of Common Stock from 75,000,000 shares, par value $0.001 per share, to 150,000,000 shares, par value $0.001 per share:

For	☐	Against	☐	Abstain	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Stockholders Meeting, and any adjournment or postponement thereof.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐

MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT ☐

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

Note: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer or if a partnership, please sign in full partnership name by an authorized person.

Signature: _________________________________________	Date: ________________________________
Print Name of Stockholder: _____________________________
Print Name of Signer: _________________________________
Print Title of Signer: __________________________________
Number of shares of Common Stock: _____________________

Signature: _________________________________________	Date: ________________________________
Print Name of Stockholder: _____________________________
Print Name of Signer: _________________________________
Print Title of Signer: __________________________________
Number of shares of Common Stock: _____________________

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